EXHIBIT 32.1
CERTIFICATION OF CHIEF EXECUTIVE OFFICER
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
     In connection with the Annual Report of Automatic Data Processing, Inc. (the “Company”) on Form 10-K for the fiscal year ending June 30, 2013 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Carlos A. Rodriguez, President and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:
(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Carlos A. Rodriguez
Carlos A. Rodriguez
President and Chief Executive Officer
Date:	August 19, 2013